The American Funds Income Series
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $67,777
------------------ --------------------------------
------------------ --------------------------------
Class B            $6,272
------------------ --------------------------------
------------------ --------------------------------
Class C            $3,482
------------------ --------------------------------
------------------ --------------------------------
Class F            $937
------------------ --------------------------------
------------------ --------------------------------
Total              $78,468
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,028
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $331
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $505
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $68
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $29
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $40
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,404
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,784
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $209
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $232
------------------ --------------------------------
------------------ --------------------------------
Total              $5,630
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4515
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3490
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3409
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4452
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4385
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3255
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3267
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3963
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4300
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3419
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3470
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3986
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4461
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4891
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            138,238
------------------ ----------------------------------
------------------ ----------------------------------
Class B            16,065
------------------ ----------------------------------
------------------ ----------------------------------
Class C            8,900
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,366
------------------ ----------------------------------
------------------ ----------------------------------
Total              165,569
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,433
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        974
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,554
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        180
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        78
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          159
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          4,919
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          5,274
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          594
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          530
------------------ ----------------------------------
------------------ ----------------------------------
Total              16,695
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.74
----------------------- -------------------------